Exhibit 99.2

We Build Advanced, Affordable and Accessible Surgical Robotic Solutions SS Innovations International, Inc. Company Presentation January 2026 Nasdaq: SSII

No Offering of Securities No offer is made by this Company Presentation (this “ Presentation ”) to invest in SS Innovations International, Inc . (the “ Company ”) or to purchase any of its securities . Any offer to make such an investment or purchase and such investment or purchase will be made only pursuant to definitive offering documentation furnished by the Company . Forward - Looking Statements This Presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act” ), and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward - looking statements . Examples of forward - looking statements include statements regarding the benefits, uses and safety of our products, projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services . In some cases, you can identify forward - looking statements by the use of terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” and other comparable terminology . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, performance or achievements . Actual events or results may differ materially . We undertake no obligation to update any of the forward - looking statements after the date of this Presentation to conform them to actual results . Please refer to the risk factors described in the "Risk Factors" section and other sections included in the Company's Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and other filings with the SEC . Statistical and Other Industry and Market Data This Presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities . All of t he market data used i n this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee t he accuracy o r completeness of such information . Our estimates of t he potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third - party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities . While we believe that our internal assumptions are reasonable, and management is responsible for t he accuracy of such assumptions and data, no independent source has verified such assumptions . 2 © 2025 SS INNOVATIONS INTERNATIONAL, INC. Disclaimers

Our Vision 3 © 2025 SS INNOVATIONS INTERNATIONAL, INC. To continuously improve and deploy our technologically - advanced , cost - effective surgical robotic systems, while maintaining affordability and accessibility for the benefit of a larger segment of patients globally

Snapshot of SS Innovations • . We develop innovative, differentiated surgical robotic technologies, highlighted by our: • proprietary surgical robotic system, “SSi Mantra 3” ; • comprehensive suite of surgical instruments , which support a variety of surgical procedures, including robotic cardiac surgery ; and • AI - and XR - driven imaging, training and simulation platform . • We are backed by a team of leading surgical robotics experts and seasoned medical technology executives. • We are a rapidly growing American company with Indian roots, expanding globally and preparing for our strategic entry into Europe and the United States . • Including the Company’s strong foundational market of India, the SSi Mantra installed base currently spans 10 countries 7,800+ Multi - Specialty Surgeries 168 SSI Mantra Systems Installed 153 Hospitals 100+ Validated Surgical Procedures 9 Surgical Specialities 400+ Robotic Cardiac Surgeries 120+ Telesurgeries 0 # of Significant Safety Events Reported 4 © 2025 SS INNOVATIONS INTERNATIONAL, INC. Note: Data as of December 31, 2025. 2022 Year of Commercialization

5 Snapshot of SS Innovations (Continued) Headquarters Gurugram, India US Office New York, NY Employees (October 31, 2025) 489 Year Founded 2019 Year Merged with Avra Medical 2023 Ticker SSII Exchange Nasdaq Shares Out (10/27/25) 193.6 mm Recent Price (1/7/26) $5.76 Market Cap (1/7/26) $1.1 bn Insider Ownership (4/14/25) 76.5% 3,409 2,004 1,247 444 390 217 93 73 8 General Surgery Colorectal Head & Neck Urology Cardiac Thoracic Gynecology Gastrointestinal Breast and Plastic 7,885 Total Surgeries to Date 1 1 Data as of December 31, 2025; 121 of these procedures were pediatric surgeries © 2025 SS INNOVATIONS INTERNATIONAL, INC. 65 168 As of 12/31/24 As of 12/31/25 Systems Installed (cumulative data) 5.G 20.6 43.0 2023 2024 *2025 Revenue ($ millions) +158% +251% +108% *Revenue for 2025 is a preliminary unaudited estimate . We have not completed our year - end financial close process ; this amount is preliminary, has not been audited and is subject to change upon the completion of our financial statement closing procedures .

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 6 Investment Highlights 1 • Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology 2 • Large and Growing Total Addressable Market with Favorable Industry Tailwinds 3 • Advanced, Cost - Efficient Surgical Robotics Platform – Clinically and Commercially Differentiated 4 • Established Presence in India with Global Expansion Underway 5 • Strong Sales Growth with an Increasing Mix of Recurring Consumables Revenue and Expanding Margins 6 • Strategy to Deliver Long - Term, Sustainable Growth

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 7 Sudhir Srivastava, MD, Founder, Chairman & CEO • Robotic cardiac surgeon with 40+ years of experience • Pioneered many of the world’s first robotic cardiac procedures • Performed numerous robotic cardiac surgeries and trained surgical teams worldwide • University of British Columbia, University of Chicago, Alliance Hospital • Owns 117,158,445 shares, or 58.9% of SSII shares outstanding 1 Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology 1 As of 4/14/2025 Vishwajyoti Srivastava, MD, Chief Executive Officer, APAC & Board Member • Led the development of the OMNI 3D Medical Visualization system • Serves as the President of OMNI 3D HD to advance existing technological platform for availability in the global surgical and endoscopic marketplace • Previously served as the VP of Marketing and Technology at the International Centre for Robotic Surgery in New Delhi • Columbia University, Saint James School of Medicine Milan Rao, Global Chief Operating Officer & Chief Financial Officer (incoming officer) • 30+ years of experience driving technology - enabled transformation, operational efficiency and growth at leading global companies • Former Chief Operating Officer & Chief Revenue Officer of Markets & Markets • Former President of Smart Energy Water, Wipro & GE Healthcare (India & South Asia) • Financial and capital markets experience through leadership roles at Morgan Stanley and Citibank. Frederic Moll, MD, Vice - Chairman • Former Chief Development Officer, J&J Medical Devices • Founder, Intuitive Surgical, Hansen Medical, Auris Health • Co - Founder & Partner, Sonder Capital Management • Board Member, PROCEPT BioRobotics, Neptune Medical, Moon Surgical • Former Board Member, Shockwave Medical, Restoration Robotics, Intersect ENT • Owns 20,335,045 shares, or 10.2% of SSII shares outstanding 1 Barry Cohen, COO – Americas & Board Member • Co - Founder, CEO and Director, Avra Medical Robotics • Former Director and President, Synalloy Corp. • Former Chairman of the Board, Wolverine Technologies Tim Paul Adams, Board Member • Regional Operating Officer, Ascension • Former Regional CEO, Tenet Healthcare • Chairman, Tennessee Hospital Association Dr. Mylswamy Annadurai, Board Member • Former Director, Indian Space Research Organization Somashekhar SP, MD, Board Member • Robotic Surgeon • Global Director, Aster International Institute of Oncology

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 8 Demographics Disease Burden Workforce Challenges Economics Patient Benefits Surgeon Benefits Improved resource utilization, increased revenue, reduced cost with lower complication rates and shorter lengths of stay 1.6 6.2 2020 2030 Surgeries Conducted by Robotic Systems is Expected to Grow 4x by 2030 (mm) 2 SSII aims to accelerate access to surgical robotics in underserved regions of the world Technology Innovation and enhanced capabilities make next - generation systems versatile across a broad spectrum of surgeries Aging global population driving increased need for surgical interventions Growing incidence of chronic and lifestyle diseases Helps address increasing shortage of trained healthcare workers, by reducing labor intensity across each care episode Improved economics for providers and payers Reduced patient trauma, shorter recovery times, and enhanced patient outcomes Ergonomic systems reduce staff fatigue and enhanced training pathways across varying skill levels improves adoption Hospital Benefits Notes: 1 2 Sourced from December 2025 Markets and Markets Surgical Robots Market Report Sourced from BIS Global Surgical Robotics Market Report 2020 Large and Growing Addressable Market with Favorable Industry Tailwinds Accelerated Global Adoption of Robotic Surgery 12.0 13.7 27.1 2024 2025 2030 Key Market Trends Global Surgical Robotics Market (in USD billions) 1 +14.7% CAGR

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 9 Benefits of Robotic Surgery In the 20 Years Since Launch of Robotic Surgery, Access Remains Limited Installed base largely limited to the US, EU and Japan 7 billion people have access to only 5% of installed systems Less than 1% of surgical procedures worldwide each year are performed robotically 1 Key Challenges of Existing Systems High cost of acquisition and implementation Unattractive economics for hospitals with lower volumes Absence of trained personnel Lack of versatility and adaptability of systems and limited systems with multi - specialty capabilities Greater Precision Minimal Blood Loss Faster Recovery 10x Magnified 3D vision Less Pain and Discomfort Reduced Surgeon Fatigue Smaller Incisions on Patients Reduced Risk of Infection Note: 1 Estimate sourced from secondary market research Large and Growing Addressable Market with Favorable Industry Tailwinds Access to Robotic Surgery Remains Limited

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 10 ~ 70,000 Hospitals 1 . 6 Hospital Beds per 1 , 000 people (compared to the recommended 3 ) 1 Estimated need of 5,000 surgeries per year per 100,000 people 2 ~1.4 Billion Population 156 4 Surgical Robotic Systems are SSi Mantra 7,650+ 4 Robot Assisted Surgeries performed in India on the SSi Mantra Estimated 1,400+ 4 Robotic Surgeons trained on the SSi Mantra Notes: 1 Sourced from 2020 BIS Global Surgical Robotics Market Report 2 Sourced from 2015 Lancet Global Health report 3 Sourced from public company materials 4 Data as of December 31, 2025 800 robotic - assisted trained surgeons and >100 da Vinci robotic - assisted surgical systems installed across major private and government hospitals 3 >100,000 da Vinci procedures performed 3 Surgical robotics market was valued at s851mm in 2023 and is anticipated to reach almost s4bn by 2031 1 Large and Growing Addressable Market with Favorable Industry Tailwinds Unmet Needs and Market Opportunity Support Our Foundational Market in India

Advanced, Cost - Efficient Surgical Robotics Platform SSi Mantra 3 1 2 3 1 Surgical Command Center Ergonomic open - faced console comprised of a pair of passive 3D glasses, a 3D 4k resolution monitor and a 2D touch monitor for system controls 2 Patient - Side Robotic Arm Carts Modular robotic arms mounted on individual carts with the option of using 3, 4 or 5 robotic arm configurations 3 Vision Cart 3D 4K resolution monitor, identical to the surgeon’s console, for OR staff. Also houses the control system for the articulating endoscope and camera and pre - operative guidance software 4 Instrument and Accessories Comprehensive suite of stapling, energy and core instrumentation for the surgical system under the brand name SSi Mudra 4 11 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

Advanced, Cost - Efficient Surgical Robotics Platform SSi Mantra 3 – Surgical Command Center Ergonomic Open - Faced Console Large 3D 4K Monitor Large 2D Touch Monitor for System Controls and DICOM access Lightweight Magnetic Hand Controls Design Head Tracking Safety Feature Digital Ergonomics Control Tele Surgery and Tele Proctoring Enabled 12 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

Advanced, Cost - Efficient Surgical Robotics Platform SSi Mantra 3 – Patient Side Robotic Arm Carts Modular Robotic Carts Freedom of Patient Docking 3/4/5 Patient Cart Connectivity Absolute Stability Parking Locks Smaller Individual Cart Footprint Advanced Touch Screen Controls 13 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 14 Advanced, Cost - Efficient Surgical Robotics Platform SSi Mudra – Multi Specialty Robotic Instruments 7 Degrees of Freedom Articulating Robotic Instruments 10 Use Life Cycle per Instrument Novel Instrument: Automated Coronary Anastomotic Connector 1 Novel Instrument: Multi - Fire Clip Applier 2 Advanced Instruments: Selicut Harmonic Advanced Instruments: ExpertSeal Vessel Sealer Advanced Instruments: Anastoflex Stapler Notes: 1 Includes instruments under development. 2 Under development. 40+ 1 Types of Instruments 20+ 1 Cardiac Specialty Instruments Only company in the world actively advocating for robotic cardiac surgery Untapped market potential in automated coronary artery bypass surgery 290 complex robotic cardiac surgeries performed with the SSi Mantra On January 6 , 2026 , the Company announced the development of five new 5 - millimeter surgical robotic instruments for clinical use across multiple specialties, including pediatric , cardiac , and head and neck surgery, among other procedures involving smaller anatomical structures .

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 15 Advanced, Cost - Efficient Surgical Robotics Platform SSi Maya – Enhancing Surgical Capabilities with Mixed Reality and AI Enabled Technologies SSi Guru XR Tele Proctoring System • Mixed Reality Headset • Portable 3D Surgery Viewer • Interactive Virtual Screens • CDSCO Approved • Virtual Tele Illustration Feature • Proctored over 1,200 miles under 400 ms latency AR Smart Glasses 1 3D Visualization System • 3D HD 1080p vision • Variable IPD adjustments • Direct from endoscope video signal processing • IMU based head tracking Cognitive Skill Simulator 1 A different approach to train surgeons • Overlaid instruments tracking • Guided procedure steps • Trains cognition and muscle memory • Enhancing motor skills through repetition • Console and VR based learning system Mixed reality - powered and AI - enabled technologies for better training, visualization, and simulation for the entire surgical team. Note: 1 Under Development

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 16 Advanced, Cost - Efficient Surgical Robotics Platform Pioneering Telesurgery Capabilities and Mobile Robotic Telesurgery Unit First system approved for telesurgery 1 that enhances remote surgical access and empowers underserved communities through telesurgery, surgical education, mentoring, and real - time data insights. Note: 1 CDSCO approval 2 As of 12/31/25 SSII HQ Gurugram, India Manipal Hospital Jaipur, India 177 miles SSII HQ Gurugram, India Aster CMI Hospital Bengaluru, India Mar 2025 1,245 miles IRCAD HQ Strasbourg, France Sri Aurobindo IMS Indore, India Jul 2025 4,000 miles World’s First Intercontinental Robotic Cardiac Telesurgery 120 + telesurgeries have been completed with the SSi Mantra surgical robotic system 2 Feb 2025

Advanced, Cost - Efficient Surgical Robotics Platform The SSi Mantra Tele Surgeon Console Facilitates Telesurgery from “Anywhere” Compact Self - Contained Chair Inbuilt Electronics Magnetic Sensor - Based Controls Lightweight Glasses Magnified Three - Dimensional View SSi Mantra Tele Surgeon Console (the “TSC”) Enables Portability 17 © 2025 SS INNOVATIONS INTERNATIONAL, INC. Requires Less Space Facilitates Telesurgery from Physician’s Offices and other Locations with Small Footprints In October 2025 , the first telesurgery performed with the SSi Mantra Tele Surgeon Console was successfully completed by Dr . Sudhir Srivastava at his residence in New Delhi, India .

Established Presence in India with Global Expansion Underway World - Class R&D and Manufacturing Facilities to Support Growth and Cost Efficiency R&D, Manufacturing, Assembly, and Operations in Gurgaon, Delhi National Capital Region (India) Proximity to New Delhi International airport with excellent connectivity with all parts of the world ~71,000 sq ft space spread over three floors as of October 31, 2025 20 Systems per month Current Production Capacity Manpower of 489 as of October 31, 2025 Manufacturing expansion plans with in - house CNC and tooling machines 71,000 sq ft FACILITY 18 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

65 168 As of 12/31/24 As of 12/31/25 2,75G 7,885 As of 12/31/24 As of 12/31/25 Installed base Overview of Installed Base Cumulative Installed Base +158% Completed Procedures +186% Academic center 19 © 2025 SS INNOVATIONS INTERNATIONAL, INC. Established Presence in India with Global Expansion Underway SSi Mantra 3 Is Demonstrating Rapid Adoption Across Various Geographies

Established Presence in India with Global Expansion Underway Global Expansion - Quality and Regulatory Approvals India CDSCO 2023 Ecuador 2024 Guatemala 2023 EN ISO 13485 2021 In 2025, SS Innovations generated approximately 91% of its revenue from India . We expect the percentage of total revenue coming from the rest of the world to significantly expand over time. Philippines 2025 Oman 2025 US FDA Anticipated 2026 EU CE Anticipated 2026 Nepal No Approval Required Indonesia 2024 Ukraine 2025 Sri Lanka 2024 Chile No Approval Required Colombia 2025 Australia TGA Anticipated 2026 Vietnam, Morocco, Brunei, Laos Anticipated 2026 UAE 2025 Thailand Anticipated 2026 Kenya 2025 Nigeria No Approval Required 20 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 21 Route of conformity to Notified body Certification EN ISO 13485 Completed Stage 1 Audit Q4 2025 Stage 2 Audit On Site Q1 2026 CE Marking H1 2026 2 Initial Review - Application and Technical File March 2025 Notified body - Szutest, Germany Current Stage Technical file review Q1 2026 EU CE Mark Notes: 1 2 Human factor validation in the US Dependent on the outcome of the review process Established Presence in India with Global Expansion Underway Estimated Regulatory Timelines FDA Q Sub Regulatory Strategy Feedback, Biocompatibility, Reprocessing 2024 510(k) Technical dossier preparation 1 510(k) Submitted for Multi - Specialty Indications Q4 2025 FDA Review / Market Clearance H1 2026 2 Current Stage US FDA

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 22 85% 15% s43.0 mm Revenue 2025* Strong Sales Growth with an Increasing Mix of Recurring Consumables Revenue and Expanding Margins $5.G $20.6 $43.0 Revenue ($ millions) +251% Gross Margin (%) 12.35% 40.G3% 35.77% 47.11% 2023 2024 GM '24 GM '25 +2,858 bps +1,134 bps Revenue Mix (%) 2023 2024 *2025 * Preliminary estimated unaudited revenue +108% Systems Capital Sales Recurring 1 * Preliminary estimated unaudited revenue *Revenue for 2025 is a preliminary unaudited estimate . We have not completed our year - end financial close process ; this amount is preliminary, has not been audited and is subject to change upon the completion of our financial statement closing procedures . Note: 1 Recurring revenue defined as systems on rental / lease, instruments and consumables sales and maintenance service fees; preliminary unaudited estimate for 2025

Growth Strategy Continuously Improve and Innovate Our Top - Tier Robotics Platform through New Product Development and Enhanced Technology . Maintain Stronghold in India , Grow in Select Underserved Countries with Low Penetration and Cost Barriers, and Pursue Established Markets . In the United States , after FDA approval Focus on ASCs and Smaller Hospitals while Leveraging the SSi Mantra’s Differentiated Cardiac Surgery Capabilities. Focus on Large Multi - Specialty Hospitals • Secure Initial Placements • Expand # of Physicians using Mantra 3 • Increase System Utilization at Each Hospital • Place Additional Systems at Each Hospital (Go Deeper) Target Leading Surgeons and Thought Leaders to Raise Awareness and Encourage Widespread Adoption • Indian Medical Advisory Board • International Advisory Board • Medical Conferences • Robotic Surgery Training Programs • Strategic Partners (e.g., Johns Hopkins) Platform Value • Advanced Technology • Lower Cost • Ease of Training • Improved Patient Outcomes • Differentiated Features (e.g., Cardiac) 23 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

FY 2024 – FY 2025 YTD Financial Summary and 2025 Preliminary Estimated Unaudited Revenue Three Months Ended Sept. 30, 2024 Sept. 30, 2025 Nine Months Ended Sept. 30, 2024 Sept. 30, 2025 Twelve Months Ended Dec. 31, 2023 Dec. 31, 2024 Dec. 31, 2025 1 SS Innovations Statement of Operations (in USD) 4,386,516 12,829,349 12,533,335 27,950,264 20,649,528 ~43,000,000 5,875,314 Revenue 2,317,407 6,164,936 4,483,375 13,167,202 8,452,366 725,528 Gross Profit 52.8% 48.1% 35.8% 47.1% 40.9% 12.3% Gross margin (3,204,768) (1,835,271) (17,137,276) (7,459,037) (18,975,962) (20,273,984) Operating income (loss) (3,245,483) (3,717,964) (17,227,806) (9,656,008) (19,151,197) (20,878,292) Net income (loss) $(0.02) $(0.02) $(0.10) $(0.05) $(0.11) $(0.14) Diluted EPS 181,885,269 202,856,501 181,779,811 197,979,738 181,203,673 152,069,825 Diluted shares 1 Revenue for the twelve months ended December 31, 2025, is a preliminary unaudited estimate. We have not completed our year - end financial close process; this amount is preliminary, has not been audited and is subject to change upon the completion of our financial statement closing procedures. Sept. 30, 2025 Balance Sheet (in USD) 11,705,590 Cash 1 48,424,838 Current assets 69,577,027 Total assets 21,187,549 Current liabilities - Long term debt Note: 1 Includes restricted cash of $6,023,933 39,649,306 Total stockholders' equity 24 © 2025 SS INNOVATIONS INTERNATIONAL, INC.

www.ssinnovations.com investors@ssinnovations.org Investor Contact: Kalle Ahl, CFA (303) 953 - 9878 kahl@theequitygroup.com 25 © 2025 SS INNOVATIONS INTERNATIONAL, INC.